UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 30, 2010

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Concourse Parkway, Suite 500, Atlanta, GA	30328
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of matters to a vote of security holders.

On March 30, 2010, NeoMedia Technologies, Inc., a Delaware corporation (the “Company”), held a special meeting of its stockholders (the “Special Meeting”) in Atlanta, Georgia.  At the Special Meeting, the Company’s stockholders approved, by the requisite number of votes, all proposals to amend the Company’s certificate of incorporation as follows:

•	To amend the Company’s certificate of incorporation to effect a 1 share for 100 shares reverse stock split of the Company’s outstanding common stock (the “Reverse Split Proposal”).

•	To amend the Company’s certificate of incorporation to fix the amount of authorized shares of common stock at 5,000,000,000 shares (the “Authorized Stock Proposal”); and

•	To amend the Company’s certificate of incorporation to effect a change in the Company’s common stock par value from $0.01 to $0.001 (the “Par Value Proposal”).

The results of the voting on the foregoing proposals were as follows:

Reverse Split Proposal
For		Against		Abstain		Broker Non-Votes
Common	Preferred(1)	Common	Preferred	Common	Preferred	Common	Preferred
494,982,484	2,500,000,000	763,087,107	0	7,763,840	0	2,899,564	0
(1) Series D Convertible Preferred Stock voting on an as-converted basis.

Authorized Stock Proposal
For		Against		Abstain		Broker Non-Votes
Common	Preferred(1)	Common	Preferred	Common	Preferred	Common	Preferred
471,882,383	2,500,000,000	787,720,442	0	9,130,170	0	0	0
(1) Series D Convertible Preferred Stock voting on an as-converted basis.

Par Value Proposal
For		Against		Abstain		Broker Non-Votes
Common	Preferred(1)	Common	Preferred	Common	Preferred	Common	Preferred
470,912,604	2,500,000,000	785,512,911	0	7,938,581	0	4,368,899	0
(1) Series D Convertible Preferred Stock voting on an as-converted basis.

The Company filed an amendment to its Certificate of Incorporation on April 1, 2010 to reflect the proposals which were approved by the Company's stockholders as summarized above.  The Company is currently in the process of obtaining the requisite regulatory approvals to finalize the collective action and will promptly file a Current Report on Form 8-K upon their effectiveness, which the Company anticipates will occur on or about May 1, 2010.

Item 8.01  Other Events.

At the Special Meeting, the Company’s Chief Executive Officer, Iain A. McCready, and Chief Financial Officer, Michael W. Zima, delivered a presentation via slide show with respect to a general overview of business of the Company (the “Presentation”). The foregoing description of the Presentation does not purport to be complete and is qualified in its entirety by reference to the Presentation, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 99.1	Slide show presentation delivered at the Company’s special meeting of stockholders on March 30, 2010	Provided herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2010	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Michael W. Zima
	Name:	Michael W. Zima
	Its:	Chief Financial Officer